                                                                 EXHIBIT 10.13.2

                              SECOND AMENDMENT TO
                              -------------------
                      RESTATED REVOLVING CREDIT AGREEMENT
                      -----------------------------------


     This Second Amendment to Restated Revolving Credit Agreement (this "Second Amendment") is made by and among AMERICREDIT CORP., a Texas corporation ("Company"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation, AMERICREDIT OPERATING CO., INC., a Delaware corporation (individually, a "Borrower" and collectively, the "Borrowers"), AMERICREDIT PREMIUM FINANCE, INC., a Delaware corporation, and ACF INVESTMENT CORP., a Delaware corporation, and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, BANK ONE, TEXAS, N.A., LASALLE NATIONAL BANK, COMERICA BANK-TEXAS, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (FORMERLY TEXAS COMMERCE BANK NATIONAL ASSOCIATION), BANKAMERICA BUSINESS CREDIT, INC., THE BANK OF NOVA SCOTIA, CIBC INC, CREDIT LYONNAIS NEW YORK BRANCH, BANK BOSTON, N.A. and THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED (collectively, the "Banks"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent") and BANK ONE, TEXAS, N.A. ("Co-Agent").

     WHEREAS, on October 3, 1997, the parties entered into that one certain Restated Revolving Credit Agreement (the "Credit Agreement") providing for a revolving credit facility to Borrowers in the maximum amount of $310,000,000 at any one time outstanding; and

     WHEREAS, the parties entered into a First Amendment to Restated Revolving Credit Agreement dated January 21, 1998 (the "First Amendment"); and

     WHEREAS, the parties have agreed to amend the Credit Agreement in certain respects.

     NOW THEREFORE, for good and valuable consideration, the receipt and total sufficiency of which is hereby acknowledged, it is agreed by and among the parties as follows:

                                       1.

     The definition of Termination Date in Article I of the Credit Agreement is amended to read in its entirety as follows:

          "Termination Date" shall mean April 1, 1999.
           ----------------

                                       2.

     Section 2.01(a) of the Credit Agreement is amended to read in its entirety as follows:

     2.01. Revolving Credit Commitment.
           ---------------------------

          (a)  Revolving Loan Commitments.  Subject to the terms and conditions
               --------------------------
     of this Loan Agreement and the Revolving Credit Borrowing Base limitation in Section 2.01(b), each Bank severally agrees to extend to Borrowers, from the date hereof through the Termination Date (the "Revolving Credit Period"), a revolving line of credit which shall not exceed at any one time outstanding the amount set forth opposite its name below (for each Bank, such amount is hereinafter referred to as its "Commitment"):

                                                      Commitment
                                                      Percentage
             Bank                      Commitment     (Rounded)
             ----                      -----------  --------------

Wells Fargo Bank (Texas),              $45,000,000  16.9811320755%
     National Association

Bank One, Texas, N.A.                  $40,000,000  15.0943396226%

LaSalle National Bank                  $30,000,000  11.3207547170%

Chase Bank of Texas, National          $25,000,000   9.4339622642%
     Association

Comerica Bank-Texas                    $25,000,000   9.4339622642%

BankAmerica Business Credit, Inc.      $25,000,000   9.4339622642%

The Bank of Nova Scotia                $15,000,000   5.6603773585%

CIBC Inc.                              $15,000,000   5.6603773585%

Credit Lyonnais New York Branch        $15,000,000   5.6603773585%

BankBoston, N.A.                       $15,000,000   5.6603773585%

The Long-Term Credit Bank of Japan,    $15,000,000   5.6603773585%
                                      ------------ --------------
Limited

                                      $265,000,000 100.0000000000%
                                      ============ ==============


     No Bank shall be obligated to make any Advance under this Section 2.01 and
Section 2.02 if, immediately after giving effect thereto, the aggregate amount of all indebtedness and obligations of Borrowers to such Bank under Section 2.01, Section 2.02 and Section 2.03 exceeds the lesser of (a) such Bank's Commitment or (b) an amount equal to such Bank's Percentage times the Revolving Credit Borrowing Base in effect at such time.

     Within the limits of this Section 2.01, during the Revolving Credit Period, Borrowers may borrow, prepay pursuant to Section 3.03 hereof and reborrow under this Section 2.01; provided, however, the total number of unpaid Eurodollar Borrowings shall not exceed five (5) at any time. Each Borrowing pursuant to this Section 2.01 and Section 2.02 shall be funded ratably by Banks in proportion to their respective Percentages. Each advance made by a Bank under Section 2.01 and Section 2.02 is herein called an "Advance"; all Advances made by a Bank hereunder are herein collectively called a "Revolving Credit Loan"; the aggregate unpaid principal balance of all Advances made by Banks hereunder are herein collectively called the "Revolving Credit Loans"; and the combined Advances made by Banks on any given day are herein collectively called a "Borrowing". The "Total Commitment" shall be two hundred sixty-five million dollars ($265,000,000).

                                       3.

     Section 9.02 of the Loan Agreement is amended to read in its entirety as follows:

               9.02  Minimum Interest Coverage Ratio. Permit the Interest
                     -------------------------------
          Coverage Ratio computed on a trailing twelve (12) month basis to be less than 1.85 to 1.0 at any time; or

                                       4.

     A new section 8.34 is added to the Loan Agreement which shall read in its entirety as follows:

               8.34  Year 2000 Compliant.  Borrower shall perform all acts
                     -------------------
          reasonably necessary to ensure that Borrower and any business in which Borrower holds a substantial interest become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this Section 8.34 as Bank may from time to time require.

                                       5.

          At the time of execution of this Second Amendment, Borrowers shall pay to Agent, for the pro rata benefit of Banks, a fee in the amount of sixty-five thousand seven hundred and five dollars ($65,705).

                                       6.

     Except as amended above and by this First Amendment, the Credit Agreement is ratified and confirmed and shall remain in full force and effect.

                                       7.

     Borrowers agree to pay all costs and expenses incurred by Banks in connection with this Second Amendment (including all attorney's fees).

                                       8.

     This Second Amendment may be executed in multiple counterparts, each of which shall constitute an original.

                                       9.

     This Second Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                      10.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     Executed to be effective as of April 30, 1998.


                              AMERICREDIT CORP., a Texas corporation


                              By:
                                  ---------------------------------------
                                  Preston Miller, Vice President


                              AMERICREDIT FINANCIAL SERVICES,
                                  INC., a Delaware corporation


                              By:
                                  ---------------------------------------
                                  Preston Miller, Senior Vice President


                              AMERICREDIT OPERATING CO., INC., a
                              Delaware corporation

                              By:
                                  ---------------------------------------
                                  Preston Miller, Senior Vice President

                                                                       BORROWERS


                              AMERICREDIT PREMIUM FINANCE,
                                  INC., a Delaware corporation



                              By:
                                  ---------------------------------------
                                  Preston Miller, Senior Vice President


                              ACF INVESTMENT CORP., a Delaware
                                  corporation


                              By:
                                  ---------------------------------------
                                  Preston Miller, Senior Vice President

                                                                      GUARANTORS


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION



                              By:
                                  ---------------------------------------
                                  Susan B. Sheffield, Vice President


                              BANK ONE, TEXAS, N.A.



                              By:
                                  ---------------------------------------
                                  J. Michael Wilson, Vice President

                              LASALLE NATIONAL BANK



                              By:
                                  ---------------------------------------
                                  Terry M. Keating, Senior Vice President


                              COMERICA BANK-TEXAS


                              By:
                                  ---------------------------------------
                                  Stephen Graham, Senior Vice President


                              CHASE BANK OF TEXAS, NATIONAL
                        ASSOCIATION (formerly Texas Commerce
                        Bank National Association)



                              By:
                                  ---------------------------------------
                                  B. B. Wuthrich, Vice President


                              BANKAMERICA BUSINESS CREDIT, INC.


                              By:
                                  ---------------------------------------
                                  Bruce E. Jenks, Vice President


                              THE BANK OF NOVA SCOTIA


                              By:
                                  ---------------------------------------
                                  F. C. H. Ashby, Senior Manager-
                                  Loan Operations



                              CIBC INC.


                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------


                              BANK BOSTON, N.A.



                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------



                              THE LONG-TERM CREDIT BANK OF
                                 JAPAN, LIMITED



                              By:
                                 ----------------------------------------
                              Name:
                                   --------------------------------------
                              Title:
                                    -------------------------------------

                                                                    BANKS


                              WELLS FARGO BANK (TEXAS), NATIONAL
                              ASSOCIATION


                               By:
                                  ---------------------------------------
                                  Susan B. Sheffield, Vice President

                                                                    AGENT


                              BANK ONE, TEXAS, N.A.


                               By:
                                  ---------------------------------------
                                  J. Michael Wilson, Vice President

                                                                 CO-AGENT